UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 15, 2006

Date of Report (date of earliest event reported)

FEI COMPANY

(Exact name of Registrant as specified in its charter)

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5350 NE Dawson Creek Drive
Hillsboro, OR 97124

(Address of principal executive offices)

(503) 726-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events

On May 15, 2006, FEI Company issued two press releases with respect to its proposed offering of $100 million aggregate principal amount of convertible subordinated notes due 2013, plus an additional aggregate principal amount of up to $15 million at the option of the initial purchasers to cover over-allotments. Copies of the press releases are attached to this report as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits

(d)                       Exhibits

Exhibit Number	Description
99.1	Press release dated May 15, 2006, announcing FEI’s intention to offer convertible subordinated notes due 2013
99.2	Press release dated May 15, 2006, announcing the pricing of the convertible subordinated notes due 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Vice President, General Counsel and Secretary

Date: May 15, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 15, 2006, announcing FEI’s intention to offer convertible subordinated notes due 2013
99.2	Press release dated May 15, 2006, announcing the pricing of the convertible subordinated notes due 2013